Exhibit 10.0

                      Addendum to Stock Purchase Agreement
                      ------------------------------------

This Addendum to Stock Purchase Agreement is entered into as of June 1, 2005, by and among Tidelands Oil & Gas Corporation, a corporation organized under the laws of the State of Nevada (the "Company"), on the one hand, MERCATOR MOMENTUM FUND, LP ("Momentum Fund"), MERCATOR MOMENTUM FUND III, LP ("Momentum Fund III") , and MONARCH POINTE FUND, LP, ("Monarch") (collectively, the "Funds") and MERCATOR ADVISORY GROUP, LLC ("Mercator") and Robinson Reed, Inc., ("Robinson") on the other hand. Capitalized terms not defined herein shall have the meaning set forth in that certain Stock Purchase Agreement dated November 18, 2004 by and among the parties hereto (the "Stock Purchase Agreement").

WHEREAS, the Company, the Funds and Mercator entered into the Stock Purchase Agreement, pursuant to which, among other things, the Funds purchased certain Debentures and Warrants issued by the Company;

WHEREAS, upon the effective date of the Registration  Statement the Funds desire
to  assign  a  portion  of  the   Debentures   and  Warrants  to  Robinson  (the
"Assignments");

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. Upon the effective date of the Assignments, Robinson agrees to be bound by the terms and conditions of the Stock Purchase Agreement.

     2. Robinson certifies as of the effective date of the Assignments that all of the representations and warranties set forth in Section 3 of the Stock Purchase Agreement are true and correct with respect to Robinson.

     3. Upon the effective date of the Assignments, the Company, the Funds and Mercator agree to join Robinson as a party to the Stock Purchase Agreement, subject to all of the terms and conditions thereof.

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IN WITNESS WHEREOF, the parties have entered into the Addendum to Stock Purchase
Agreement as of the date first written above.

Company:                                     Robinson:

Tidelands Oil & Gas Corporation              Robinson Reed, Inc.

By:                                                 /s/ Geoffrey Todd Magistrate
      --------------------------------             -----------------------------
Name:                                        By:      Geoffrey Todd Magistrate
      --------------------------------
Title:                                       Its:     Director
      --------------------------------


The Funds:                                   Mercator:
Mercator Momentum Fund LP                    Mercator Advisory Group, LLC
Mercator Advisory Group, LLC,
General Partner:
By:    /s/ David Firestone                   By:    /s/ David Firestone
      --------------------------------             -----------------------------
Name:    David Firestone                     Name:    David Firestone
Title:   Managing Member                     Title:   Managing Member




Mercator Momentum Fund III                   Monarch Pointe Fund, Ltd.
Mercator Advisory Group, LLC,
General Partner:
By:    /s/ David Firestone                   By:    /s/ David Firestone
      --------------------------------             -----------------------------
Name:    David Firestone
Title:   Managing Member                     Name:    David Firestone
                                             Title:   President